UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2013

Crescent Financial Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32951	45-2915089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3600 Glenwood Avenue, Suite 300
Raleigh, North Carolina 27612
(Address of principal executive offices)

(919) 659-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Crescent Financial Bancshares, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders on May 28, 2013. At the meeting, the Stockholders cast their votes as set forth below.

Proposal 1

The thirteen director nominees named in the Company's proxy statement were elected, to serve until the 2014 Annual Meeting of Stockholders and until their successors have been elected and qualified, based upon he following votes:

Nominee	For	Withheld	Broker Non-Votes
J. Adam Abram	38,251,419	1,386,457	2,860,451
David S. Brody	38,550,049	1,087,827	2,860,451
Alan N. Colner	38,540,298	1,097,578	2,860,451
Scott M. Custer	38,032,502	1,605,374	2,860,451
George T. Davis, Jr.	38,541,791	1,096,085	2,860,451
Thierry Ho	38,540,798	1,097,078	2,860,451
J. Bryant Kittrell, III	38,542,450	1,095,426	2,860,451
Joseph T. Lamb, Jr.	38,538,881	1,098,995	2,860,451
Steven J. Lerner	38,595,468	1,042,408	2,860,451
James A. Lucas, Jr.	38,038,531	1,599,345	2,860,451
Charles A. Paul, III	38,597,136	1,040,740	2,860,451
A. Wellford Tabor	38,541,718	1,096,158	2,860,451
Nicholas D. Zerbib	38,541,718	1,096,158	2,860,451

Proposal 2

The proposal to approve an amendment to the Certificate of Incorporation to change the Company's name to “VantageSouth Bancshares, Inc.,” was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
41,236,693	1,251,448	10,186	0

Proposal 3

The proposal to ratify the appointment of Dixon Hughes Goodman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013, was approved based upon the following votes:ihdn9d*y

For	Against	Abstain	Broker Non-Votes
41,302,542	205,364	990,421	0

Proposal 4

The proposal to approve, on a non-binding basis, the executive compensation was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
38,021,840	1,484,127	131,909	2,860,451

Proposal 5

The proposal to approve, on a non-binding basis, the frequency of future advisory proposals on executive compensation was approved based upon the following votes:

1 Year	2 Years	3 Years	Abstain
37,991,607	63,538	285,937	1,296,794

Based on the Board of Directors' recommendation in the Company's proxy statement for the 2013 Annual Meeting and the voting results with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the Company has determined to hold an advisory vote on executive compensation annually.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2013	Crescent Financial Bancshares, Inc.

	By:	/s/ Terry S. Earley
Terry S. Earley
Executive Vice President and Chief Financial Officer